Exhibit 10.45

EXECUTION COPY

LETTER AMENDMENT AND WAIVER NO. 2

Dated as of April 23, 2003

To the banks, financial institutions

and other institutional lenders

(collectively, the “Lenders”) parties

to the Credit Agreement referred to

below and to Bank of America, N.A.

(“Bank of America”), as Administrative

Agent (in such capacity, the

“Administrative Agent”) for the Lenders

Ladies and Gentlemen:

We refer to the Credit Agreement dated as of December 20, 2002 (as amended by the Letter Amendment and Waiver dated March 19, 2003, the “Credit Agreement”; capitalized terms used herein and not otherwise defined being used herein as therein defined) among Del Monte Corporation (the “Company”), Bank of America, as Collateral Agent, Swingline Lender and Issuing Lender, JPMorgan Chase Bank, as Syndication Agent, Harris Trust and Savings Bank, Morgan Stanley & Co. Incorporated and UBS Warburg LLC, as Co-Documentation Agents, Banc of America Securities LLC and J.P. Morgan Securities Inc., as Joint Book Managers, CoBank, ACB, Greenstone Capital, Fleet National Bank, Fortis Capital Corp, SunTrust Bank and United Overseas Bank Ltd., New York Agency, as Managing Agents, The Bank of New York, Capital Funding, Unit of General Electric Capital Corporation and Union Bank of California, as Co-Agents, Banc of America Securities LLC, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and UBS Warburg LLC, as Arrangers, and you.

It is hereby agreed by you and us as follows:

(a) The Credit Agreement is, effective as of the date of this Letter Amendment and Waiver, hereby amended as follows:

(i) Section 7.1(a) is amended and restated in its entirety to read as follows:

“(a) As soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of DMFC and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such year, setting forth in each case, for each fiscal year ending on or after the Sunday closest to April 30, 2004 (and for the fiscal year ending on the Sunday closest to April 30, 2003, to the extent required by applicable law and regulations of the SEC to be included in the Form 10-K to be filed by DMFC for such fiscal year), in comparative form the figures for the previous fiscal year, and accompanied by (i) the opinion of a nationally-recognized independent public accounting firm (the “Independent Auditor”), which report (A) shall state that such consolidated financial statements present fairly the consolidated financial position of DMFC and its Subsidiaries for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (B) shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of DMFC’s or any of its Subsidiaries’ records; provided that with respect to the fiscal year ending on the Sunday closest to April 30, 2003, such statements of income or operations, shareholders’ equity and cash flows shall be (x) for the Businesses, for the period commencing May 1, 2002 and ending on the date on which the Time of Merger occurs and (y) for DMFC, for the period commencing with the date on which the Time of Merger occurs and ending on the Sunday closest to April 30, 2003 and (ii) for each fiscal year ending on or after the Sunday closest to April 30, 2004, a comparison with the budget for such fiscal year;”;

(ii) Section 7.1(b) is amended and restated in its entirety to read as follows:

“(b) Promptly when available, and in any event within 35 days after the end of each fiscal month that is not the end of a fiscal quarter, and within 45 days after the end of each fiscal month that is the end of a fiscal quarter (other than the last month of each fiscal year), a copy of the unaudited consolidated balance sheet of DMFC and its Subsidiaries as of the end of such month and the related consolidated statements of income or operations and cash flows for the period commencing on the first day and ending on the last day of such month, including (i) for each fiscal month or fiscal quarter, as the case may be, ending after the Sunday closest to April 30, 2003, a comparison with the budget for the current fiscal year for such month or such quarter, as the case may be, (ii) for each fiscal quarter ending after the Sunday closest to April 30, 2003 but on or before the Sunday closest to April 30, 2004, a comparison of the statement of income or operations for such quarter with the pro forma statement of income or operations (after giving effect to the Transactions) for the corresponding quarter of the previous fiscal year and (iii) for each fiscal month or fiscal quarter, as the case may be, ending on or after the fiscal month-end of February 2004, a comparison with the corresponding month or quarter, as the case may be, of the previous fiscal year, together with, in each case, a certificate of a Responsible Officer of the Company that each such statement fairly presents the financial condition and results of operations (subject to normal year-end audit adjustments) of DMFC and its Subsidiaries and has been prepared in accordance with GAAP consistently applied; provided, that, (A) with respect to each of February 2003 and March 2003, the Company shall deliver such balance sheet and related statements of income or operations on or before April 23, 2003 but shall not be required to deliver statements of cash flows for such months and (B) with respect to May of each fiscal year, such balance sheet and related statements of income and cash flows will be required to be delivered concurrently with the delivery of the annual financial statements referred to in clause (a) above for such fiscal year; and”; and

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(iii) Section 8.8 is amended by (A) deleting the word “and” from the end of clause (e) of such Section, (B) substituting for the period at the end of clause (f) of such Section the following: “; and” and (C) adding to such Section the following additional clause (g):

“(g) Guaranty Obligations, in favor of title insurers, arising in connection with the issuance of the Mortgage Policies.”.

(b) Any Default under Section 9.1(c) or 9.1(d) of the Credit Agreement arising solely out of (i) the incurrence by the Company of Guaranty Obligations, in favor of title insurers, arising in connection with the issuance of the Mortgage Policies, (ii) the failure of the Company to deliver a Compliance Certificate or comparisons to the budget or to the corresponding period in the previous fiscal year for any financial reporting period and (iii) the failure of the Company to deliver the monthly financial statements required by Section 7.1(b) for January 2003 and February 2003, in each case, with respect to each of clauses (i), (ii) and (iii) above, prior to the date hereof, is hereby permanently waived.

We hereby represent and warrant to you as of the date hereof that, (a) except for such Defaults as are specifically waived pursuant to the terms hereof, no Default or Event of Default has occurred and is continuing and (b) since the Initial Distribution Date, there has been no change (i) in the locations of any part of the collateral granted under the Security Agreement or (ii) to the name of DMFC, the Company or any Subsidiary executing the Security Agreement.

This Letter Amendment and Waiver shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Amendment and Waiver executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment and Waiver, and the consent attached hereto executed by each Guarantor. This Letter Amendment and Waiver is subject to the provisions of Section 11.3 of the Credit Agreement.

On and after the effectiveness of this Letter Amendment and Waiver, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment and Waiver.

The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Letter Amendment and Waiver. The execution, delivery and effectiveness of this Letter Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent

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under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Letter Amendment and Waiver to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attention: Sunita Daswani, Telecopier No. (212) 848-7179.

This Letter Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment and Waiver.

This Letter Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

DEL MONTE CORPORATION

By
Name: Thomas E. Gibbons
Title: Senior Vice President and Treasurer

Agreed as of the date first above written:

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Swingline Lender and Issuing Lender, and as a Lender

By
Name: W. Thomas Barnett
Title: Managing Director

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                                                                                                      , as a Lender

[Insert Name of Financial Institution]

By
Title:

5

CONSENT

Dated as of April 23, 2003

Each of the undersigned, (i) as Guarantor under (x) in the case of each of the undersigned other than DMFC, the Subsidiary Guaranty dated December 20, 2002 (the “Subsidiary Guaranty”) and (y) in the case of DMFC, the Guaranty dated December 20, 2002 (the “DMFC Guaranty”), in each case, in favor of the Secured Parties referred to in the Credit Agreement referred to in the foregoing Letter Amendment and Waiver (the “Credit Agreement”) and (ii) as Grantor under the Security Agreement dated December 20, 2002 (as amended through the date hereof, the “Security Agreement”) to Bank of America, N.A. as Collateral Agent for such Secured Parties, hereby consents to such Letter Amendment and Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Letter Amendment and Waiver, each of (x) in the case of each of the undersigned other than DMFC, the Subsidiary Guaranty and (y) in the case of DMFC, the DMFC Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment and Waiver, each reference in the Subsidiary Guaranty, the DMFC Guaranty or the Security Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Letter Amendment and Waiver and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

DEL MONTE FOODS COMPANY MIKE MAC IHC, INC. STAR-KIST SAMOA, INC. MARINE TRADING PACIFIC, INC. STAR-KIST MAURITIUS, INC.

By
Name: Thomas E. Gibbons
Title: Senior Vice President and Treasurer